UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2024, SouthState Corporation (“SouthState” or the “Company”) issued a press release announcing its financial results for the three- and six-month periods ended June 30, 2024, along with certain other financial information.  Copies of the Company’s press release and presentation are attached as Exhibit 99.1 and 99.2, respectively, to this report and incorporated herein by reference.

SouthState will host a conference call on July 25, 2023 at 9 a.m. (ET) to discuss the Company’s second quarter 2024 results.  Investors may call in (toll free) by dialing (888) 350-3899 within the U.S. and (646) 960-0343 for all other locations (passcode 4200408; host: Will Matthews, CFO).  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  Participants may also pre-register for the conference by navigating to https://events.q4inc.com/attendee/945496342.  Access detail will be provided via email upon completion of registration.

Item 7.01	Regulation FD Disclosure.

On July 24, 2024, the Company also made available the presentation (“Presentation”) prepared for use with the press release during the earnings conference call on July 25, 2024.  Attached hereto and incorporated herein as Exhibit 99.2 is the text of that presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.2  to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Third Quarter 2024 Shareholder Dividend

The Board of Directors of the Company increased its quarterly cash dividend on its common stock from $0.52 per share to $0.54 per share. The dividend is payable on August 16, 2024 to shareholders of record as of August 9, 2024.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press Release, dated July 24, 2024

	99.2	Presentation for SouthState Corporation Earnings Call

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent Bank Group, Inc.’s (“IBTX”), SouthState Corporation’s (“SouthState”) or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in IBTX’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, IBTX’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, IBTX’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on IBTX’s, SouthState’s or the combined company’s operations, results of operations and financial condition, IBTX’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that IBTX and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding IBTX’s, SouthState’s and the combined company’s business, the economy and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of IBTX and SouthState. IBTX’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect IBTX’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in IBTX’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and SouthState providing for the acquisition of IBTX by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against IBTX or SouthState; (3) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which IBTX and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of IBTX’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or IBTX; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of IBTX and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause IBTX’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm IBTX’s, SouthState’s or the combined company’s results.

IBTX and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by IBTX and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by IBTX or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. IBTX and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. IBTX and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, IBTX and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, IBTX and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

If IBTX or SouthState update one or more forward-looking statements, no inference should be drawn that IBTX or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding IBTX, SouthState and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm),  and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: July 24, 2024

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